                                                                    EXHIBIT 99.3

These Warrants and any shares of capital stock or other securities issuable upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is subject to compliance with applicable securities laws.

The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is also subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these Warrants by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company.


                                                             48,000,000 Warrants

                              Warrant Certificate

                      E.I. du Pont de Nemours and Company

          This Warrant Certificate certifies that JES Developments, Inc., or registered permitted assigns, is the registered holder of 48,000,000 Warrants (the "Warrants") to purchase shares of Common Stock, $0.60 par value per share, of E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company one fully paid and nonassessable share of Common Stock, $0.60 par value per share, of the Company (the "Shares") at the initial exercise price (the "Exercise Price") of $89.33 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant

Agreement. Capitalized terms used but not defined in this Warrant Certificate have the meanings assigned to such terms in the Warrant Agreement.

          The Warrants evidenced hereby are First S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) or (iii) during the European Exercise Period. No Warrant may be exercised after its Expiration Time.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

          WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: April 6, 1995




                                  E.I. du Pont de Nemours and Company

                                           By /S/ Edgar S. Woolard, Jr.
                                             --------------------------
                                           Name: Edgar S. Woolard, Jr.
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer


                                           By /s/ Louise B. Lancaster
                                             ------------------------
                                           Name: Louise B. Lancaster
                                           Title: Corporate Secretary


Countersigned:

Warco Transfer Corporation
as Warrant Agent

By /s/ Louise B. Lancaster
  -----------------------------------
        Authorized Signature

                                   [Reverse]

                      E.I. du Pont de Nemours and Company

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase 156,000,000 shares of Common Stock, $0.60 par value per share, of the Company, and are issued pursuant to the Warrant Agreement dated as of April 6, 1995 (the "Warrant Agreement"), duly executed and delivered by the Company to Warco Transfer Corporation, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrants evidenced hereby are First S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) or (iii) during the European Exercise Period, at the Exercise Price set forth on the face hereof, subject to adjustment, as hereinafter referred to. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering the Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price and delivery of any other documents required by the Warrant Agreement at the Warrant Agent Office. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. Except as otherwise expressly provided in the Warrant Agreement, no adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

          No Warrant may be exercised after its Expiration Time.

          The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that, at the election of the Company and except as otherwise provided therein, either (i) the number of Shares purchasable upon the exercise of each Warrant shall be adjusted or (ii) each outstanding Warrant shall be adjusted to become a different number of Warrants. In the latter event, the Company will cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates. Notwithstanding the foregoing, no adjustment to such number of Shares or Warrants shall be made upon the occurrence of a Spinoff Distribution if Spinoff Warrants are issued in connection therewith to the registered holder hereof.

          The Company shall not be required to issue fractions of Warrants or fractions of Shares or any certificates which evidence fractional Warrants or fractional Shares. In lieu of such fractional Warrants and fractional Shares there shall be paid to the registered holders of the Warrant Certificates with regard to which such fractional Warrants or fractional Shares would otherwise be issuable an amount in cash determined pursuant to the Warrant Agreement.

          Warrant Certificates, when surrendered at the Warrant Agent Office, by the registered holder thereof in person or by legal representative or by attorney duly authorized in writing may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Agent Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                        [Form of Election to Purchase]
                   (To be executed upon exercise of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ..... Shares and herewith tenders payments for such Shares in the amount of $........... in accordance with the terms hereof.  The undersigned requests that a certificate representing such Shares be registered in the name of ........................ whose address is ........... ......................... and that such certificate be delivered to ...................... whose address is .................. If said number of
Shares is less than all the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of the Shares be registered in the name of .............. whose address is ............. and that such Warrant Certificate be delivered to ................................
whose address is .............................................................
Any cash payments to be paid in lieu of a fractional Share should be made to
......................... whose address is ................... and the check representing payment thereof should be delivered to .................... whose address is ..............................


                            Dated: .........., 19..

                             [Social Security Box]

                    Name of holder of Warrant Certificate:
                    ......................................
                                (Please print)
                    Address: .............................
                             .............................
                    Signature: ...........................

                         Note:    The above signature must
                                  correspond with the name as
                                  written upon the face of
                                  this Warrant Certificate in
                                  every particular, without
                                  alteration or enlargement
                                  or any change whatever and
                                  if the certificate repre-
                                  senting the Shares is to be
                                  registered in a name other
                                  than that in which this

                                                     Warrant Certificate is
                                                     registered, the signature
                                                     of the holder hereof must
                                                     be guaranteed.

Signature Guaranteed:

                             [Form of Assignment]


          For value received ..................... hereby sells, assigns and transfers unto ....................... all right, title and interest in the within Warrant Certificate with respect to ............... Shares, and does hereby irrevocably constitute and appoint ....................... attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


Dated: ................, 19__.



                            ................................
                         Note:   The above signature must
                                 correspond with the name as
                                 written upon the face of
                                 this Warrant Certificate in
                                 every particular, without
                                 alteration or enlargement
                                 or any change whatever.


Signature Guaranteed:

These Warrants and any shares of capital stock or other securities issuable upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is subject to compliance with applicable securities laws.

The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is also subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these Warrants by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company.

                                                             54,000,000 Warrants


                              Warrant Certificate

                      E.I. du Pont de Nemours and Company

          This Warrant Certificate certifies that JES Developments, Inc., or registered permitted assigns, is the registered holder of 54,000,000 Warrants (the "Warrants") to purchase shares of Common Stock, $0.60 par value per share, of E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company one fully paid and nonassessable share of Common Stock, $0.60 par value per share, of the Company (the "Shares") at the initial exercise price (the "Exercise Price") of $101.14 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Capitalized terms used but not defined in this Warrant Certificate have the meanings assigned to such terms in the Warrant Agreement.

          The Warrants evidenced hereby are Second S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) or (iii) during the European Exercise Period. No Warrant may be exercised after its Expiration Time.

          Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

          WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


Dated: April 6, 1995




                                            E.I. du Pont de Nemours and Company


                                                   By /s/ Edgar S. Woolard, Jr.
                                                     --------------------------
                                                   Name: Edgar S. Woolard, Jr.
                                                   Title: Chairman of the Board
                                                          and Chief Executive
                                                          Officer


                                                   By /s/ Louise B. Lancaster
                                                     --------------------------
                                                   Name: Louise B. Lancaster
                                                   Title: Corporate Secretary
Countersigned:

Warco Transfer Corporation
as Warrant Agent

By /s/ Louise B. Lancaster
  -----------------------------
     Authorized Signature

                                   [Reverse]

                      E.I. du Pont de Nemours and Company


          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase 156,000,000 shares of Common Stock, $0.60 par value per share, of the Company, and are issued pursuant to the Warrant Agreement dated as of April 6, 1995 (the "Warrant Agreement"), duly executed and delivered by the Company to Warco Transfer Corporation, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrants evidenced hereby are Second S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) or (iii) during the European Exercise Period, at the Exercise Price set forth on the face hereof, subject to adjustment, as hereinafter referred to. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering the Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price and delivery of any other documents required by the Warrant Agreement at the Warrant Agent Office. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exer-cised. Except as otherwise expressly provided in the Warrant Agreement, no adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

          No Warrant may be exercised after its Expiration Time.

          The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that, at the election of the Company and except as otherwise provided therein, either (i) the number of Shares purchasable upon the exercise of each Warrant shall be adjusted or (ii) each outstanding Warrant shall be adjusted to become a different number of Warrants. In the latter event, the Company will cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates. Notwithstanding the foregoing, no adjustment to such number of Shares or Warrants shall be made upon the occurrence of a Spinoff Distribution if Spinoff Warrants are issued in connection therewith to the registered holder hereof.

          The Company shall not be required to issue fractions of Warrants or fractions of Shares or any certificates which evidence fractional Warrants or fractional Shares. In lieu of such fractional Warrants and fractional Shares there shall be paid to the registered holders of the Warrant Certificates with regard to which such fractional Warrants or fractional Shares would otherwise be issuable an amount in cash determined pursuant to the Warrant Agreement.

          Warrant Certificates, when surrendered at the Warrant Agent Office, by the registered holder thereof in person or by legal representative or by attorney duly authorized in writing may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Agent Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without change except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                         [Form of Election to Purchase]
                   (To be executed upon exercise of Warrant)


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ..... Shares and herewith tenders payments for such Shares in the amount of $ ........ in accordance with the terms hereof. The undersigned requests that a certificate representing such
Shares be registered in the name of ......... whose address is ...............
and that such certificate be delivered to ............ whose address is
................. If said number of Shares is less than all the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of the Shares be registered in the name of ............
whose address is ................. and that such Warrant Certificate be delivered to .................... whose address is .................. Any cash payments to be paid in lieu of a fractional Share should be made to
.............. whose address is ................. and the check representing payment thereof should be delivered to ................. whose address is
................

                         Dated: ................., 19..

                             [Social Security Box]

                         Name of holder of Warrant Certificate:
                         ......................................
                                     (Please print)
                         Address: .............................
                                  .............................
                         Signature: ...........................

                             Note:     The above signature must
                                       correspond with the name as
                                       written upon the face of
                                       this Warrant Certificate in
                                       every particular, without
                                       alteration or enlargement
                                       or any change whatever and
                                       if the certificate repre-
                                       senting the Shares is to be
                                       registered in name other
                                       than that in which this

                                            Warrant Certificate is
                                            registered, the signature
                                            of the holder hereof must
                                            be guaranteed.

                Signature Guaranteed:

                             [Form of Assignment]


                    For value received ................ hereby
            sells, assigns and transfers unto ....................
            all right, title and interest in the within Warrant
            Certificate with respect to ......... Shares, and does hereby irrevocably constitute and appoint ........................
            attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.


            Dated: ........, 19__.


                                ..................................
                              Note:    The above signature must
                                       correspond with the name as
                                       written upon the face of
                                       this Warrant Certificate in
                                       every particular, without
                                       alteration or enlargement
                                       or any change whatever.


            Signature Guaranteed:

These Warrants and any shares of capital stock or other securities issuable upon the exercise of these Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is subject to compliance with applicable securities laws.

The sale, pledge, hypothecation or other transfer of these Warrants and such shares or other securities is also subject to certain restrictions contained in the Agreement, dated as of April 6, 1995 (the "Redemption Agreement"), among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. The holder of these Warrants by acceptance hereof agrees to be bound by such restrictions. A copy of the Redemption Agreement is on file with the Corporate Secretary of E.I. du Pont de Nemours and Company.

                                                             54,000,000 Warrants


                              Warrant Certificate

                      E.I. du Pont de Nemours and Company

     This Warrant Certificate certifies that JES Developments, Inc., or registered permitted assigns, is the registered holder of 54,000,000 Warrants (the "Warrants") to purchase shares of Common Stock $0.60 par value per share, of E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company one fully paid and nonassessable share of Common Stock, $0.60 par value per share, of the Company (the "Shares") at the initial exercise price (the "Exercise Price") of $113.63 payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price and number of Shares purchasable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant

Agreement. Capitalized terms used but not defined in this Warrant Certificate have the meanings assigned to such terms in the Warrant Agreement.

     The Warrants evidenced hereby are Third S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) of (iii) during the European Exercise Period. No Warrant may be exercised after its Expiration Time.

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

          WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:  April 6, 1995

                                       E.I. du Pont de Nemours and Company

                                                By /s/ Edgar S. Woolard, Jr.
                                                   -------------------------
                                                   Name: Edgar S. Woolard, Jr.
                                                   Title: Chairman of the Board
                                                          and Chief Executive
                                                          Officer

                                                By /s/ Louise B. Lancaster
                                                   -------------------------
                                                   Name: Louise B. Lancaster
                                                   Title: Corporate Secretary

Countersigned:

Warco Transfer Corporation
as Warrant Agent

By /s/ Louise B. Lancaster
  -------------------------
    Authorized Signature

                                   [Reverse]

                      E.I. du Pont de Nemours and Company

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants to purchase 156,000,000 shares of Common Stock, $0.60 par value per share, of the company, and are issued pursuant to the Warrant Agreement dated as of April 6, 1995 (the "Warrant Agreement"), duly executed and delivered by the Company to Warco Transfer Corporation, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders of registered holder) of the Warrants.

          The Warrants evidenced hereby are Third S Warrants and, accordingly, are exercisable only (i) during an Acceleration Event Period, (ii) to the extent necessary to enable S or an Affiliate thereof to obtain shares of Common Stock which it is required at such time to deliver upon the exchange, exercise or conversion of an outstanding Derivative S Security held by a Non-S Person during a Derivative Exercise Period (to the extent either such period in (i) or (ii) occurs prior to the Expiration Time of the Warrants evidenced hereby) or (iii) during the European Exercise Period, at the Exercise Price set forth on the face hereof, subject to adjustment, as hereinafter referred to. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering the Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price and delivery of any other documents required by the Warrant Agreement at the Warrant Agent Office. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exer-cised. Except as otherwise expressly provided in the Warrant Agreement, no adjustment shall be made for any cash dividends on any Shares issuable upon exercise of this Warrant.

          No Warrant may be exercised after its Expiration Time.

          The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that, at the election of the Company and except as otherwise provided therein, either (i) the number of Shares purchasable upon the exercise of each Warrant shall be adjusted or (ii) each outstanding Warrant shall be adjusted to become a different number of Warrants. In the latter event, the Company will cause to be distributed to registered holders of Warrant Certificates either Warrant Certificates representing the additional Warrants issuable pursuant to the adjustment, or substitute Warrant Certificates to replace all outstanding Warrant Certificates. Notwithstanding the foregoing, no adjustment to such number of Shares or Warrants shall be made upon the occurrence of a Spinoff Distribution if Spinoff Warrants are issued in connection therewith to the registered holder hereof.

          The Company shall not be required to issue fractions of Warrants or fractions of Shares or any certificates which evidence fractional Warrants or fractional Shares. In lieu of such fractional Warrants and fractional Shares there shall be paid to the registered holders of the Warrant Certificates with regard to which such fractional Warrants or fractional Shares would otherwise be issuable an amount in cash determined pursuant to the Warrant Agreement.

          Warrant Certificates, when surrendered at the Warrant Agent Office, by the registered holder thereof in person or by legal representative or by attorney duly authorized in writing may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentment for registration of transfer of this Warrant Certificate at the Warrant Agent Office, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation or ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and for all other purposes, and neither the Company not the Warrant Agent shall be affected by any notice to the contrary.

                        [Form of Election to Purchase]
                   (To be executed upon exercise of Warrant)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ...... Shares and herewith tenders payments for such Shares in the amount of $....... in accordance with the terms hereof.  The undersigned requests that a certificate representing such
Shares be registered in the name of ............... whose address is ...........
and that such certificate be delivered to .................... whose address is
.................  If said number of Shares is less than all the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of the Shares be registered in the name of ............
whose address is ................... and that such Warrant Certificate be delivered to .................... whose address is .....................  Any cash payments to be paid in lieu of a fractional Share should be made to .......
............. whose address is .................... and the check representing payment thereof should be delivered to ................ whose address is........
...............

               Dated:..................., 19..

                    [Social Security Box]

               Name of holder of Warrant Certificate:
               ......................................
                          (Please print)
               Address: .............................
                        .............................
               Signature: ...........................

                    Note:    The above signature must
                             correspond with the name
                             as written upon the face
                             of this Warrant Certifi-
                             cate in every particular,
                             without alteration or
                             enlargement or any change
                             whatever and if the cer-
                             tificate representing the
                             Shares is to be registered
                             in a name other than that
                             in which this

                                         Warrant Certificate is
                                         registered, the signature
                                         of the holder hereof must
                                         be guaranteed.
          Signature Guaranteed:

                              [Form of Assignment]

                    For value received ................ hereby
               sells, assigns and transfers unto ..................
               all right, title and interest in the within Warrant
               Certificate with respect to ..... Shares, and does
               hereby irrevocably constitute and appoint .........
               attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

               Dated: .........., 19__.



                                      . . . . . . . . . . . . . . . . . .
                                    Note:     The above signature must
                                              correspond with the name as
                                              written upon the face of
                                              this Warrant Certificate in
                                              every particular, without
                                              alteration or enlargement
                                              or any change whatever.

               Signature Guaranteed: